American Residential Eagle Bond Trust 1999-1                       Contact: Customer Service
Mortgage-Backed LIBOR Notes, Class A, Series 1999-1                Norwest Bank Minnesota, N.A.
                                                                   Securities Administration Services
Record Date:        30-Apr-2000                                    7485 New Horizon Way
Distribution Date:  25-May-2000                                    Frederick, MD  21703
                                                                   Telephone:   (301) 846-8130
                                                                   Facsimile:   (301) 846-8152


                                  EXHIBIT 10.1

                     Certificateholder Distribution Summary

================================================================================================================
                                Certificate     Certificate      Beginning
                                  Class         Pass-Through    Certificate       Interest      Principal
     Class           CUSIP      Description         Rate          Balance       Distribution   Distribution
================================================================================================================
       A           02926NAA4       SEQ            6.49500%    173,290,457.10     937,934.60    11,470,576.64
   INV_CERT        ARE991INV       SUB            0.00000%      5,206,954.10           0.00             0.00
================================================================================================================
Totals                                                        178,497,411.20     937,934.60    11,470,576.64
================================================================================================================


===========================================================================
                     Current        Ending                       Cumulative
                     Realized     Certificate        Total        Realized
     Class             Loss         Balance       Distribution     Losses
===========================================================================
       A               0.00     161,819,880.46    12,408,511.24      0.00
   INV_CERT            0.00       5,090,523.77             0.00      0.00
===========================================================================
Totals                 0.00     166,910,404.23    12,408,511.24      0.00
===========================================================================

All distributions required by the Pooling and Servicing Agreement have been calculated by the Certificate Administrator on behalf of the Trustee


25-May-2000

American Residential Eagle Bond Trust 1999-1                       Contact: Customer Service
Mortgage-Backed LIBOR Notes, Class A, Series 1999-1                Norwest Bank Minnesota, N.A.
                                                                   Securities Administration Services
Record Date:        30-Apr-2000                                    7485 New Horizon Way
Distribution Date:  25-May-2000                                    Frederick, MD  21703
                                                                   Telephone:   (301) 846-8130
                                                                   Facsimile:   (301) 846-8152


                        Principal Distribution Statement



==============================================================================================================
                                    Beginning        Scheduled     Unscheduled
                 Original Face     Certificate       Principal      Principal                       Realized
    Class            Amount          Balance        Distribution   Distribution       Accretion      Loss(1)
==============================================================================================================
      A         229,000,000.00    173,290,457.10        0.00      11,470,576.64          0.00          0.00
   INV_CERT       7,285,896.30      5,206,954.10        0.00               0.00          0.00          0.00
==============================================================================================================
    Totals      236,285,896.30    178,497,411.20        0.00      11,470,576.64          0.00          0.00
==============================================================================================================


===============================================================================
                     Total            Ending          Ending          Total
                   Principal        Certificate    Certificate      Principal
    Class          Reduction          Balance       Percentage     Distribution
===============================================================================
      A          11,470,576.64    161,819,880.46     0.70663703   11,470,576.64
   INV_CERT               0.00      5,090,523.77     0.69868189            0.00
===============================================================================
    Totals       11,470,576.64    166,910,404.23     0.70639173   11,470,576.64
===============================================================================


(1) Amount Does Not Include Excess Special Hazard, Bankruptcy, Or Fraud Losses Unless Otherwise Disclosed. Please Refer To The Prospectus Supplement For A Full Description.

American Residential Eagle Bond Trust 1999-1                       Contact: Customer Service
Mortgage-Backed LIBOR Notes, Class A, Series 1999-1                Norwest Bank Minnesota, N.A.
                                                                   Securities Administration Services
Record Date:        30-Apr-2000                                    7485 New Horizon Way
Distribution Date:  25-May-2000                                    Frederick, MD  21703
                                                                   Telephone:   (301) 846-8130
                                                                   Facsimile:   (301) 846-8152



                    Principal Distribution Factors Statement


==============================================================================================================================
                                    Beginning        Scheduled     Unscheduled                                      Total
                 Original Face     Certificate       Principal      Principal                       Realized      Principal
    Class(2)         Amount          Balance        Distribution   Distribution       Accretion      Loss(3)      Reduction
==============================================================================================================================
==============================================================================================================================
      A         229,000,000.00     756.72688690      0.00000000    50.08985432        0.00000000    0.00000000   50.08985432
   INV_CERT       7,285,896.30     714.66212057      0.00000000     0.00000000        0.00000000    0.00000000    0.00000000
==============================================================================================================================



================================================================
                       Ending          Ending          Total
                     Certificate    Certificate      Principal
    Class(2)           Balance       Percentage     Distribution
================================================================
================================================================
      A              706.63703258    0.70663703     50.08985432
   INV_CERT          698.68188626    0.69868189      0.00000000
================================================================

(2)     All Denominations Are Per $1,000.

(3) Amount Does Not Include Excess Special Hazard, Bankruptcy, Or Fraud Losses Unless Otherwise Disclosed. Please Refer To The Prospectus Supplement For A Full Description.

American Residential Eagle Bond Trust 1999-1                       Contact: Customer Service
Mortgage-Backed LIBOR Notes, Class A, Series 1999-1                Norwest Bank Minnesota, N.A.
                                                                   Securities Administration Services
Record Date:        30-Apr-2000                                    7485 New Horizon Way
Distribution Date:  25-May-2000                                    Frederick, MD  21703
                                                                   Telephone:   (301) 846-8130
                                                                   Facsimile:   (301) 846-8152


                         Interest Distribution Statement


===========================================================================================================
                                                    Beginning                      Payment of
                                      Current      Certificate/      Current         Unpaid      Current
                 Original Face      Certificate     Notional         Accrued        Interest     Interest
    Class            Amount            Rate          Balance         Interest      Shortfall     Shortfall
===========================================================================================================
      A         229,000,000.00       6.49500%     173,290,457.10    937,934.60        0.00         0.00
   INV_CERT       7,285,896.30       0.00000%       5,206,954.10          0.00        0.00         0.00
===========================================================================================================
Totals          236,285,896.30                                      937,934.60        0.00         0.00
===========================================================================================================



=======================================================================================
                                                              Remaining      Ending
                Non-Supported                     Total        Unpaid      Certificate/
                   Interest     Realized         Interest     Interest      Notional
    Class         Shortfall     Losses(4)     Distribution    Shortfall      Balance
=======================================================================================
      A              0.00          0.00        937,934.60        0.00    161,819,880.46
   INV_CERT          0.00          0.00              0.00        0.00      5,090,523.77
=======================================================================================
Totals               0.00          0.00        937,934.60        0.00
=======================================================================================

(4) Amount Does Not Include Excess Special Hazard, Bankruptcy, Or Fraud Losses Unless Otherwise Disclosed. Please Refer To The Prospectus Supplement For A Full Description.

American Residential Eagle Bond Trust 1999-1                       Contact: Customer Service
Mortgage-Backed LIBOR Notes, Class A, Series 1999-1                Norwest Bank Minnesota, N.A.
                                                                   Securities Administration Services
Record Date:        30-Apr-2000                                    7485 New Horizon Way
Distribution Date:  25-May-2000                                    Frederick, MD  21703
                                                                   Telephone:   (301) 846-8130
                                                                   Facsimile:   (301) 846-8152

                     Interest Distribution Factors Statement

===========================================================================================================
                                                    Beginning                      Payment of
                                      Current      Certificate/      Current         Unpaid      Current
                 Original Face      Certificate     Notional         Accrued        Interest     Interest
    Class(5)         Amount            Rate          Balance         Interest      Shortfall     Shortfall
===========================================================================================================
      A         229,000,000.00       6.49500%      756.72688690     4.09578428     0.00000000   0.00000000
   INV_CERT       7,285,896.30       0.00000%      714.66212057     0.00000000     0.00000000   0.00000000
===========================================================================================================


=======================================================================================
                                                               Remaining      Ending
                 Non-Supported                     Total        Unpaid      Certificate/
                    Interest     Realized         Interest     Interest      Notional
    Class(5)       Shortfall     Losses(6)     Distribution    Shortfall      Balance
=======================================================================================
      A            0.00000000   0.00000000       4.09578428   0.00000000    706.6370325
   INV_CERT        0.00000000   0.00000000       0.00000000   0.00000000    698.6818862
=======================================================================================


(5)     All Denominations Are Per $1,000.

(6) Amount Does Not Include Excess Special Hazard, Bankruptcy, Or Fraud Losses Unless Otherwise Disclosed. Please Refer To The Prospectus Supplement For A Full Description.

American Residential Eagle Bond Trust 1999-1                       Contact: Customer Service
Mortgage-Backed LIBOR Notes, Class A, Series 1999-1                Norwest Bank Minnesota, N.A.
                                                                   Securities Administration Services
Record Date:        30-Apr-2000                                    7485 New Horizon Way
Distribution Date:  25-May-2000                                    Frederick, MD  21703
                                                                   Telephone:   (301) 846-8130
                                                                   Facsimile:   (301) 846-8152


                      Certificateholder Component Statement

==================================================================================================================================
                Component       Beginning Notional    Ending Notional    Beginning Component   Ending Component   Ending Component
  Class     Pass-Through Rate         Balance             Balance              Balance              Balance          Percentage
==================================================================================================================================
   FSA        1,200.00000%           33,214.00           31,015.48              0.00                 0.00           70.66370453%
==================================================================================================================================

American Residential Eagle Bond Trust 1999-1                       Contact: Customer Service
Mortgage-Backed LIBOR Notes, Class A, Series 1999-1                Norwest Bank Minnesota, N.A.
                                                                   Securities Administration Services
Record Date:        30-Apr-2000                                    7485 New Horizon Way
Distribution Date:  25-May-2000                                    Frederick, MD  21703
                                                                   Telephone:   (301) 846-8130
                                                                   Facsimile:   (301) 846-8152


                       Certificateholder Account Statement

====================================================================

                        CERTIFICATE ACCOUNT

Beginning Balance                                              0.00
Deposits
     Payments of Interest and Principal               13,104,367.75
     Liquidations, Insurance Proceeds, Reserve                 0.00
     Funds
     Proceeds from Repurchased Loans                           0.00
     Other Amounts (Servicer Advances)                         0.00
     Realized Losses                                   (549,511.52)

Total Deposits                                        12,554,856.23
                                                      -------------


Withdrawals
     Reimbursement for Servicer Advances                       0.00
     Payment of Service Fee                              146,344.99
     Payment of Interest and Principal                12,408,511.24

Total Withdrawals (Pool Distribution Amount)          12,554,856.23
                                                      -------------


Ending Balance                                                 0.00
                                                      =============
====================================================================

==================================================================================

                                  OTHER ACCOUNTS

                                 Beginning       Current     Current      Ending
        Account Type              Balance      Withdrawals   Deposits     Balance
----------------------------------------------------------------------------------
Financial Guaranty                 0.00           0.00         0.00        0.00
==================================================================================


======================================================================

              PREPAYMENT/CURTAILMENT INTEREST SHORTFALL

Total Prepayment/Curtailment Interest Shortfall                  0.00
Servicing Fee Support                                            0.00
                                                                 ----
Non-Supported Prepayment/Curtailment Interest Shortfall          0.00
                                                                 ====
======================================================================


======================================================================

                           SERVICING FEES

Gross Servicing Fee                                         74,373.84
Management Fee                                               1,000.00
FSA Insurance Premium                                          743.82
Trustee Fee - Norwest Bank Minnesota N.A.                   33,214.00
Mortgage Insurance Premium                                  37,013.33
Supported Prepayment/Curtailment Interest Shortfall              0.00
                                                           ----------
Net Servicing Fee                                          146,344.99
                                                           ==========
======================================================================

American Residential Eagle Bond Trust 1999-1                       Contact: Customer Service
Mortgage-Backed LIBOR Notes, Class A, Series 1999-1                Norwest Bank Minnesota, N.A.
                                                                   Securities Administration Services
Record Date:        30-Apr-2000                                    7485 New Horizon Way
Distribution Date:  25-May-2000                                    Frederick, MD  21703
                                                                   Telephone:   (301) 846-8130
                                                                   Facsimile:   (301) 846-8152


=====================================================================================

           CERTIFICATEHOLDER DELINQUENCY/CREDIT ENHANCEMENT STATEMENT
                               DELINQUENCY STATUS

                                                              Percentage Delinquent
                                                                    Based On
                                                            ------------------------
                              Current       Unpaid
                             Number Of     Principal         Number         Unpaid
                               Loans        Balance         of Loans        Balance
30 Days                         70        6,170,532.28      4.726536%     3.696913%
60 Days                         11        1,288,017.73      0.742741%     0.771682%
90+ Days                        30        3,633,923.10      2.025658%     2.177170%
Foreclosure                     73        7,660,385.05      4.929102%     4.589519%
REO                             22        2,451,476.28      1.485483%     1.468738%
                               ---       -------------     ----------    ----------
Totals                         206       21,204,334.44     13.909521%    12.704022%



Current Period Realized Loss - Includes Interest Shortfall      0.00
Cumulative Realized Losses - Includes Interest Shortfall        1,855,976.88
Current Period Class A Insufficient Funds                       0.00
Principal Balance of Contaminated Properties                    0.00
Periodic Advance                                                0.00
=====================================================================================



-------------------------------------------------------------------------------------------------------------------------------
                       SUBORDINATION LEVEL/CREDIT ENHANCEMENT/CLASS PERCENTAGE AND PREPAYMENT PERCENTAGE

             Original $          Original %           Current $           Current %        Current Class %    Next Prepayment %
             ----------          ----------           ---------           ---------        ---------------    -----------------
Class A     7,285,896.30         3.08350876%        5,090,523.77         3.04985408%         96.950146%           0.000000%

Please Refer to Prospectus Supplement for a Full Description of Loss Exposure.
-------------------------------------------------------------------------------------------------------------------------------

American Residential Eagle Bond Trust 1999-1                       Contact: Customer Service
Mortgage-Backed LIBOR Notes, Class A, Series 1999-1                Norwest Bank Minnesota, N.A.
                                                                   Securities Administration Services
Record Date:        30-Apr-2000                                    7485 New Horizon Way
Distribution Date:  25-May-2000                                    Frederick, MD  21703
                                                                   Telephone:   (301) 846-8130
                                                                   Facsimile:   (301) 846-8152

===========================================================================================
                                   COLLATERAL STATEMENT

Collateral Description                                           Fixed Mixed & ARM Balloon

Weighted Average Gross Coupon                                                   10.202851%
Weighted Average Net Coupon                                                      9.702852%
Weighted Average Pass-Through Rate                                               9.697851%
Weighted Average Maturity (Stepdown Calculation)                                       315

Beginning Scheduled Collateral Loan Count                                            1,565
Number of Loans Paid in Full                                                            84
Ending Scheduled Collateral Loan Count                                               1,481

Beginning Scheduled Collateral Balance                                      178,497,411.20
Ending Scheduled Collateral Balance                                         166,910,404.23
Ending Actual Collateral Balance at 31-Jan-2000                             166,910,404.23
Monthly P&I Constant                                                          1,635,229.32
Class A Optimal Amount                                                       12,667,634.13
Ending Scheduled Balance for Premium Loans                                  166,910,404.23

Scheduled Principal                                                             117,577.20
Unscheduled Principal                                                        11,469,429.77

Required Overcollateralized Amount                                            5,316,432.67
Overcollateralized Increase Amount                                                    0.00
Overcollateralized Reduction Amount                                             116,430.34
Specified O/C Amount                                                          5,316,432.67
Overcollateralized Amount                                                     5,090,523.77
Overcollateralized Deficiency Amount                                            225,908.90
Base Overcollateralization Amount                                             5,316,432.67

Extra Principal Distribution Amount                                                   0.00
Excess Cash Amount                                                              434,081.19
===========================================================================================
Bankruptcy                                                                36    $4,250,174
Bankruptcies are included in the 30, 60 and 90 day delinquencies
===========================================================================================